Consistent Growth and Quality Results 18th Annual Keefe, Bruyette & Woods Community Bank Investor Conference August 1 & 2, 2017

Forward Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements, including those set forth in this presentation: 1) the risks associated with lending and potential adverse changes of the credit quality of loans in the Company’s portfolio; 2) changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company’s net interest income and profitability; 3) legislative or regulatory changes, including increased banking and consumer protection regulation that adversely affect the Company’s business; 4) ability to complete pending or prospective future acquisitions, limit certain sources of revenue, or increase cost of operations; 5) costs or difficulties related to the completion and integration of acquisitions; 6) the goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 7) reduced demand for banking products and services; 8) the reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain (and maintain) customers; 9) competition among financial institutions in the Company's markets may increase significantly; 10) the risks presented by continued public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow the Company through acquisitions; 11) the projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 12) consolidation in the financial services industry in the Company’s markets resulting in the creation of larger financial institutions who may have greater resources could change the competitive landscape; 13) dependence on the CEO, the senior management team and the Presidents of Bank divisions; 14) potential interruption or breach in security of the Company’s systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 15) natural disasters, including fires, floods, earthquakes, and other unexpected events; 16) the Company’s success in managing risks involved in the foregoing; and 17) the effects of any reputational damage to the Company resulting from any of the foregoing. Please take into account that forward-looking statements speak only as of the date of this presentation. Given the described uncertainties and risks, the Company cannot guarantee its future performance or results of operations and you should not place undue reliance on these forward-looking statements. The Company does not undertake any obligation to publicly correct, revise, or update any forward-looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement, except as required under federal securities laws. 2

Bank of Marin Bancorp Recent awards: 2016 Community Bank of the Year FIVE STAR BANK BAUER 3 NASDAQ: BMRC Headquarters Novato, California Marin County, North of San Francisco Employees, full-time equivalent 264 Assets $2.1 billion Market capitalization $379 million Total loans $1.49 billion Total deposits $1.84 billion Footprint 20 branches in San Francisco Bay Area Ticker BMRC (NASDAQ Capital Markets) Founded 1989 As of June 30, 2017 COMMUNTY BANKERS CUP AWARD 2014 - 2015 - 2016

Bank of Marin Investment Highlights 4 NASDAQ: BMRC Total annual shareholder return averages 13% over 20 years Established community and business bank in thriving San Francisco Bay Area economy Deep knowledge of local markets and industry expertise Relationship banking model translates into consistent, low-cost deposit base Disciplined underwriting standards result in superior asset quality through credit cycles Well-defined strategy for growth and shareholder value creation

Russell A. Colombo President and Chief Executive Officer • 42 years in banking • Comerica Bank, Security Pacific, Imperial Bank, Union Bank Tim Myers EVP, Commercial Banking • 20 years in finance and banking • U.S. Bank, Comerica Bank, Imperial Bank James T. Burke EVP, Chief Information Officer • 36 years in financial services • Visa, Irwin Financial Corporation, Charles Schwab, Bank of America Tani Girton EVP, Chief Financial Officer • 31 years in banking, brokerage and thrift • Bank of the West, Charles Schwab, CalFed Bank 246 Years of Combined Management Experience Through Economic Cycles 5 NASDAQ: BMRC Peter Pelham EVP, Retail Banking • 39 years in banking • Novato National Bank, Westamerica Bank Beth Reizman EVP, Chief Credit Officer • 37 years in banking • Bank of California, Hibernia Bank, Crocker Bank Nancy Rinaldi Boatright SVP, Corporate Secretary • 41 years in banking • Business Bank of California, Westamerica Bank

• San Francisco Bay Area is one of the strongest economies in California (the largest economy in the U.S.) • Unemployment less than 2.9%* (Marin County) vs. 5.2%** in California and 4.7%** in U.S. • Influx of new businesses and capital fueling economic growth in the Bay Area • Dominant player in Marin County (25% of business-based deposits) and growing in Sonoma, Napa, San Francisco and the East Bay • Bank consolidation in Bay Area creates opportunities to attract new customers Established Community and Business Bank in Thriving San Francisco Bay Area Economy 6 NASDAQ: BMRC *As of January 2017 **As of December 2016

1.20 1.25 1.59 1.55 1.73 1.77 2011 2012 2013 2014 2015 2016 Non- Interest Bearing Demand 46% Savings 9% MMkt 31% Retail Time 3% Jumbo Time 5% Interest Bearing Demand 6% Large and Growing Low-Cost Deposit Base: A Key Competitive Advantage • 8% five-year compound annual growth rate of deposits (through 12/31/16) • 92% core deposit base with 46% non-interest bearing demand deposits • Low cost of deposits: 8 bps for 2016 8 bps in 1H16 vs. 18 bps peer group median1 7 NASDAQ: BMRC Total Deposits Deposit Mix (in $ billions) Well-positioned for a rising interest rate environment (as of December 31, 2016) 1 Peer group includes major exchange-traded Western region banks with assets of $1 billion to $5 billion

1.03 1.07 1.27 1.36 1.45 1.49 2011 2012 2013 2014 2015 2016 Very Strong Origination Pipeline to Drive Loan Growth • Relationship loans comprise majority of originations • Little exposure to construction and consumer debt • Minimal direct exposure to technology industry • Loan originations of $192 million for 2016 Total Loans 8 NASDAQ: BMRC (in $ billions) Five-year compound annual loan growth rate of 8%1 1 Compounded annual growth rate through December 31, 2016.

Disciplined Underwriting Standards Mitigate Risk and Produce Superior Asset Quality Through Economic Cycles • Expertise and tenure of commercial banking teams translate into low credit losses • Direct origination of all loans* • High underwriting standards across loan portfolio; closely watching LTV on properties in stronger real estate markets • Guarantor support with liquidity NPAs/Total Assets NCO / Average Loans 9 NASDAQ: BMRC 0.86% 1.23% 0.67% 0.55% 0.13% 0.03% 2011 2012 2013 2014 2015 2016 0.49% 0.38% 0.00% -0.01% 0.04% -0.16% 2011 2012 2013 2014 2015 2016 *Nominal purchased loans are result of bank acquisitions 2016

Quarterly Results: 2017 • Second quarter net income was $5.2 million, up from $4.5 million in the first quarter and $4.8 million in the second quarter 2016. • Second quarter loan originations totaled $56 million versus $24 million in the first quarter and $45 million in the second quarter of 2016. Year-to-date originations of $80 million were ahead of $74 million for the same period last year. • Since December 31, 2016 gross loans have increased by $5 million and totaled $1,492 million at June 30, 2017. We continue to see substantial commercial lending opportunities in the San Francisco Bay Area, and our pipeline is approximately the same as it was at this time last year. • Since December 31, 2016, total deposits have increased by $68 million to $1,841 million at June 30,2017. • The tax-equivalent net interest margin increased 6 basis points from 3.79% in the first quarter to 3.85% in the second quarter. 10 NASDAQ: BMRC 2nd Quarter Results As of June 30, 2017

Well-Defined Strategy for Growth & Value Creation 11 NASDAQ: BMRC • Capitalize on robust San Francisco Bay Area economy • Expand commercial lending in high- growth areas such as San Francisco, the East Bay, and Napa and Sonoma Counties • Commercial banking hires in the East Bay and Sonoma County driving stronger loan production • Continue building competencies in niche industries such as wine and private school project funding • Expand existing client relationships with additional products/services • Track record of accretive acquisitions in 2011 and 2013 • M&A strategy focused on expanding market presence in Bay Area • Targeting banks to increase penetration in existing markets or in new contiguous markets • Strong capital base supports future acquisitions and organic growth Organic Growth Strategic Acquisitions

Acquisition of Bank of Napa Accelerating Growth in the Napa Market

Transaction Highlights 13 NASDAQ: BMRC • Significantly enhances Bank of Marin’s position in the attractive Napa market • Pro forma #1 deposit market share among community banks • Bank of Napa is a high quality business bank • The only Napa based community bank • Total assets of $246 million, gross loans of $139 million and total deposits of $218 million • 64.0% loan / deposit ratio and 26.9% noninterest-bearing deposits • Strong credit culture • Complementary community-focused business banking models built around strong core deposit bases • Customer-facing employees who remain committed to continue serving the Napa market • Customers will benefit from broader product offerings and higher lending limits Financially Attractive • Immediately accretive to earnings per share • Internal rate of return of greater than 15% • Tangible book value dilution earnback of 4 years • Regulatory capital ratios remain strong Strategic Rationale

Bank of Napa Overview 14 NASDAQ: BMRC Balance Sheet: ($000s) Balance Sheet / Capital Ratios: Total Assets 246,056$ TCE / TA 11.05% Gross Loans 139,297 CET1 Ratio 16.40% Total Deposits 217,746 Leverage Ratio 10.99% Total Equity 27,175 Tier 1 Ratio 16.40% Core Deposits(2) 95.3% Total Risk-based Capital Ratio 17.56% MRQ Profitability: Asset Quality: Net Income ($000) 523$ NPLs/ Loans (%) 0.10% ROAA 0.84% NPAs (Excluding TDRs) / Assets 0.06% ROATCE 7.78% NPAs / (Loans + OREO) 0.10% Net Interest Margin 3.62% Net Chargeoffs / Avg Loans 0.00% Efficiency Ratio 65.7% Loan Loss Reserves / Gross Loans 1.38% • Founded in 2006; headquartered in Napa Valley with two branches in Napa County • Community-focused business bank with strong core deposits • Exceptional asset quality • Strong earnings potential Source: SNL Financial. (1) As of or for the quarter ended 6/30/2017. (2) Core deposits equal to total deposits less time deposits greater than $250,000. Company Overview Financial Highlights(1) • Bank of Marin • Bank of Napa

Napa County Market Highlights 15 NASDAQ: BMRC • Strengthens presence in the attractive Napa County market • Napa county has a population of ~145,000 • 2017 – 2022 population growth is projected at 4.3% compared to 3.8% nationally • Napa County’s economy is strong and rapidly growing • May 2017 unemployment rate of 3.1% is significantly less than California’s 4.7% unemployment rate • 2017 median household income of $77,751 is ~18% greater than California’s median household income • 2017 – 2022 projected household income growth of 12.3% substantially outpaces California’s projected growth of 7.7% • ~25% of Napa County’s workforce is involved in leisure and hospitality or agriculture • Opportunity to better serve Bank of Napa’s customers through expanded service offerings and higher lending limits Source: SNL Financial & Bureau of Labor Statistics.

Top Market Share for Community Banks in Napa 16 NASDAQ: BMRC Source: SNL Financial. Note: Deposits per FDIC Summary of Deposits as of 6/30/2016. Note: Bold indicates community banks with assets less that $25 billion. Rank Institution (ST) Number of Branches Total Deposits ($mm) Market Share (%) 1 Wells Fargo & Co. (CA) 6 708 19.1 2 Bank of America Corp. (NC) 4 545 14.7 3 First Republic Bank (CA) 2 453 12.2 4 Umpqua Holdings Corp. (OR) 5 325 8.8 5 BNP Paribas USA Inc. (NY) 4 269 7.3 Pro Forma Company 3 258 7.0 6 Westamerica Bancorp. (CA) 6 250 6.7 7 JPMorgan Chase & Co. (NY) 2 213 5.7 8 Bank of Napa (CA) 2 204 5.5 9 Rabobank 1 154 4.2 10 Mechanics Bank (CA) 3 148 4.0 11 SVB Financial Group (CA) 1 134 3.6 12 Citigroup Inc. (NY) 1 119 3.2 13 U.S. Bancorp (MN) 4 93 2.5 14 Bank of Marin Bancorp (CA) 1 54 1.5 15 1867 Western Financial Corp. (CA) 1 26 0.7 16 BayCom Corp. (CA) 1 15 0.4 Total For Institutions In Market 44 3,709 100.0 Napa County Deposit Market Share

Transaction Overview and Assumptions 17 NASDAQ: BMRC Transaction Value(1)(2) $51.0 million Pro Forma Ownership Due Diligence Expected Closing Required Approvals 89.4% BMRC / 10.6% BNNP Completed, including extensive loan and compliance review BNNP shareholders and other customary regulatory approvals Q4 2017 Consideration Mix 100% Stock Fixed Exchange Ratio 0.3070 BMRC shares issued for each BNNP share outstanding (1) Based on BMRC’s stock price of $65.95 as of 7/28/2017. (2) Includes consideration paid for BNNP shares and the value of BNNP options assumed by BMRC. Transaction Overview Transaction Assumptions Revenue Synergies None assumed Fair Market Value Adjustments Core Deposit Intangible Credit mark of 1.38% (equal to ALLL); securities mark of 1.39% ($1.3 million) Estimated at 2.50% of BNNP’s non-time deposits Transaction Expenses Approximately $5.9 million pre-tax Cost Savings 42.5% or approximately $2.7 million

Pricing Multiples and Pro Forma Financial Impact 18 NASDAQ: BMRC Transaction Multiples(1) Price / Tangible Book Value 1.76x Price / LTM Earnings 25.3x Core Deposit Premium(3) 11.5% Transaction Metrics 2018e EPS Accretion | Incremental EPS Accretion(4) ~1% | ~9% 2019e EPS Accretion | Incremental EPS Accretion(4) ~4% | ~35% TBV Earnback Period 4 years Internal Rate of Return Estimated Pro Forma Capital Ratios At Closing > 15% TCE / TA 11.0% Leverage Ratio 11.5% Total Capital Ratio 16.0% (1) Based on BMRC’s stock price of $65.95 as of 7/28/2017. (2) Median values for all CA transactions since 1/1/2017. (3) Core deposits equal to total deposits less time deposits greater than $250,000. (4) Assumes cost savings phase-in of 75% in 2018 and 100% thereafter. Incremental EPS is calculated as incremental income divided by dilutive shares issued in the transaction. Bank of Marin / Bank of Napa YTD CA Transactions(2) 1.97x 25.3x 10.5% Price / LTM Earnings + Cost Savings 14.4x

Appendix

Pro Forma Loan and Deposit Composition 20 NASDAQ: BMRC Source: SNL Financial. Note: Data per regulatory filings as of 6/30/2017; Pro Forma excludes purchase accounting adjustments. Lo an s D ep os its Bank of Marin Yield on Loans: 4.42% C&D 4% C&I 9% Res. RE 8% OO CRE 17% NOO CRE 43% Multifamily 6% Consumer & Other 13% Bank of Napa Yield on Loans: 4.85% C&D 3% C&I 9% Res. RE 4% OO CRE 22% NOO CRE 36% Multifamily 9% Consumer & Other 17% Cost of Deposits: 0.16% DDA 27% NOW & Other 22% MMDA & Sav. 40% Retail Time 3% Jumbo Time 8% Pro Forma C&D 4% C&I 9% Res. RE 7% OO CRE 17% NOO CRE 42% Multifamily 7% Consumer & Other 14% Cost of Deposits: 0.06% DDA 49% NOW & Other 0% MMDA & Sav. 43% Retail Time 2% Jumbo Time 6% DDA 46%NOW & Other 3% MMDA & Sav. 43% Retail Time 2% Jumbo Time 6%

An Overview of the Local Economy 21 NASDAQ: BMRC Market Demographics by County Workforce Sector Breakdown (% of employees) Unemployment Rate(1) Other Services Educational & Health Services Trade, Transportation, & Utilities Government Manufacturing County Total Pop. (2017) (000s) Pop. Change (%) 2010-2017 Median HH Income ($) 2017 Unemployment Rate (%) Napa 143.9 5.4% $71,379 3.10% Alameda 1,669.3 10.5% $82,231 3.30% Contra Costa 1,145.6 9.2% $85,674 3.50% Marin 263.9 4.6% $101,402 2.60% San Francisco 881.9 9.5% $88,829 2.70% Sonoma 507.2 4.8% $71,883 3.00% Solano 441.0 6.7% $72,010 4.30% California 39,691 6.5% $66,091 4.20% United States 325,139 5.3% $57,462 4.50% 3.10% 4.20% 4.30% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Napa CA Nationwide Leisure / Hosp, 17% Government, 14% Mfg. & Trade, 29% Education, 13% Farm, 8% Other, 19% Source: SNL Financial, Bureau of Labor Statistics. (1) Not seasonally adjusted.